Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes
INCOME TAXES:

	Year ended December 31
	2015	2016	2017
Current income tax expense:
Current year (i)	$40.5	$48.3	$39.3
Adjustments for prior years, including changes to net provisions related to tax uncertainties (ii)	(1.8)	(34.1)	(0.2)
	38.7	14.2	39.1
Deferred income tax expense:
Origination and reversal of temporary differences (i)	2.3	20.0	(5.8)
Changes in previously unrecognized tax losses and deductible temporary differences, including adjustments for prior years	1.2	(9.5)	(5.9)
	3.5	10.5	(11.7)
Income tax expense	$42.2	$24.7	$27.4

A reconciliation of income taxes calculated at the statutory income tax rate to the income tax expense at the effective tax rate is as follows:

	Year ended December 31
	2015	2016	2017
Earnings before income taxes	$109.1	$161.0	$132.4
Income tax expense at Celestica’s statutory income tax rate of 26.5% (2016 and 2015 — 26.5%)	$28.9	$42.7	$35.1
Impact on income taxes from:
Manufacturing and processing deduction	(0.6)	(0.1)	(0.1)
Foreign income taxed at different rates	(19.9)	(0.1)	(7.6)
Foreign exchange	3.4	4.8	(6.8)
Other, including non-taxable/non-deductible items and changes to net provisions related to tax uncertainties (i)(ii)	15.1	(25.3)	3.4
Change in unrecognized tax losses and deductible temporary differences	15.3	2.7	3.4
Income tax expense	$42.2	$24.7	$27.4

(i)
These line items for 2016 in the two tables above were negatively impacted by a deferred tax expense of $8.0 related to taxable temporary differences associated with the anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, of which $6.0 was realized as a current tax expense in 2017 for withholding tax on dividends paid in 2017.

(ii)
These line items for 2016 in the two tables above were favorably impacted by the reversal of provisions of $34 previously recorded for tax uncertainties related to the resolution of a transfer pricing matter for one of our Canadian subsidiaries.

Our effective income tax rate can vary significantly period-to-period for various reasons, including as a result of the mix and volume of business in various tax jurisdictions within the Americas, Europe and Asia, in jurisdictions with tax holidays and tax incentives, and in jurisdictions for which no net deferred income tax assets have been recognized because management believes it is not probable that future taxable profit would be available against which tax losses and deductible temporary differences could be utilized. Our effective income tax rate can also vary due to the impact of restructuring charges, foreign exchange fluctuations, operating losses, cash repatriations, and changes in our provisions related to tax uncertainties.
During 2017, we recorded a net income tax expense of $27.4 which was favorably impacted by the recognition of a deferred income tax benefit of $4.3 (Solar Benefit) related to our solar assets (described below), as well as taxable foreign exchange benefits resulting from the strengthening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar (our functional currency), which was largely offset by deferred tax expense related to taxable temporary differences associated with the anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, and a $2.0 deferred tax expense related to the recently enacted U.S. Tax Reform (see below).
In connection with our exit from the solar panel manufacturing business, we withdrew one of our tax incentives in Thailand (which related solely to such operations) during the second quarter of 2017. The withdrawal of this incentive allows us to apply future tax losses arising from the ultimate disposition of our solar assets against other fully taxable profits in Thailand, resulting in the recognition of the $4.3 Solar Benefit.
The United States Tax Cuts and Jobs Act (U.S. Tax Reform) was enacted on December 22, 2017 and became effective January 1, 2018. Although the legislative changes contained in the U.S. Tax Reform are extensive and the interpretation of several aspects of such U.S. Tax Reform is still unclear, we recorded an income tax expense for all significant known and determinable impacts during the fourth quarter of 2017. In connection with the reduction in U.S. federal corporate tax rates from 35% to 21%, we recorded a one-time, non-cash increase to our deferred income tax expense of $2.0 to re-value our recognized net deferred tax assets. We believe we have recorded all significant one-time impacts resulting from the U.S. Tax Reform in the fourth quarter of 2017, but will continue to assess additional impacts, if any, throughout 2018 as they become known due to changes in our interpretations and assumptions, as well as additional regulatory guidance that may be issued.
During 2016, we recorded a net income tax expense of $24.7 which was favorably impacted by the reversal of provisions previously recorded for tax uncertainties related to the resolution of a transfer pricing matter for one of our Canadian subsidiaries. In connection therewith, we recorded aggregate income tax recoveries of $45 million Canadian dollars (approximately $34 at the exchange rates at the time of recording), as well as aggregate refund interest income of $14.3 (see note 24). Our net income tax expense for 2016 was negatively impacted by withholding taxes of $1.5 pertaining to the repatriation of $50.0 from a U.S. subsidiary, deferred tax expense of $8.0 related to taxable temporary differences associated with the then-anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, as well as taxable foreign exchange impacts of $7.3 resulting from the weakening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar (Currency Tax Expense). Of the $7.3 net Currency Tax Expense for 2016, $3.1 represented deferred tax costs primarily related to the revaluation of non-monetary balances (primarily capital assets and inventory on-hand) from historical average exchange rates to the then-current period-end exchange rates, while the remaining $4.2 primarily represented cash costs resulting from increased local currency taxable profits that arose as a result of translating our U.S. dollar functional currency results to local currency for Chinese and Malaysian tax reporting purposes. There was no tax impact recorded in 2016 associated with the $21.2 non-cash impairment charges (through restructuring), however, as discussed above, we recorded the Solar Benefit of $4.3 in 2017. See note 16(a).

During 2015, we recorded a net income tax expense of $42.2 which was negatively impacted by a $12.2 Currency Tax Expense. Of the $12.2 net Currency Tax Expense for 2015, $4.5 represented deferred tax costs primarily related to the revaluation of non-monetary balances (primarily capital assets and inventory on-hand) from historical average exchange rates to the then-current period-end exchange rates, while the remaining $7.7 primarily represented cash costs resulting from increased local currency taxable profits that arose as a result of translating our U.S. dollar functional currency results to local currency for Chinese and Malaysian tax reporting purposes. There was no net tax impact associated with the $12.2 non-cash impairment charge we recorded in the fourth quarter of 2015. See note 16(b).
Changes in deferred tax assets and liabilities for the periods indicated are as follows:

	Unrealized foreign exchange gains	Accounting provisions not currently deductible	Pensions and non-pension post-retirement benefits	Tax losses carried forward	Property, plant and equipment and intangibles	Other	Reclassification between deferred tax assets and deferred tax liabilities(i)	Total
Deferred tax assets:
Balance — January 1, 2016	$—	$10.8	$—	$47.8	$—	$20.8	$(39.3)	$40.1
Credited (charged) to net earnings	—	0.2	—	(4.5)	—	(8.8)	—	(13.1)
Credited (charged) directly to equity	—	—	—	(13.3)	—	0.6	—	(12.7)
Effects of foreign exchange	—	(0.6)	—	0.2	—	—	—	(0.4)
Other	—	—	—	—	—	—	22.5	22.5
Balance — December 31, 2016	—	10.4	—	30.2	—	12.6	(16.8)	36.4
Credited (charged) to net earnings	—	(1.9)	—	4.5	—	(14.8)	—	(12.2)
Charged directly to equity	—	—	—	(1.7)	—	—	—	(1.7)
Effects of foreign exchange	—	0.3	—	1.6	—	—	—	1.9
Other	—	—	—	—	6.3	2.2	6.3	14.8
Balance — December 31, 2017	$—	$8.8	$—	$34.6	$6.3	$—	$(10.5)	$39.2
Deferred tax liabilities:
Balance — January 1, 2016	$30.6	$—	$24.1	$—	$10.4	$—	$(39.3)	$25.8
Charged (credited) to net earnings	(4.3)	—	—	—	2.0	(0.3)	—	(2.6)
Charged (credited) directly to equity	—	—	(11.9)	—	—	0.3	—	(11.6)
Effects of foreign exchange	0.2	—	—	—	0.4	0.1	—	0.7
Other	—	—	—	—	—	—	22.5	22.5
Balance — December 31, 2016	26.5	—	12.2	—	12.8	0.1	(16.8)	34.8
Charged (credited) to net earnings	(2.9)	—	0.1	—	(18.7)	(2.5)	—	(24.0)
Charged (credited) directly to equity	—	—	(1.7)	—	—	2.5	—	0.8
Effects of foreign exchange	1.6	—	—	—	(0.4)	—	—	1.2
Other	—	—	—	—	6.3	2.1	6.3	14.7
Balance — December 31, 2017	$25.2	$—	$10.6	$—	$—	$2.2	$(10.5)	$27.5

(i)
This reclassification reflects the offsetting of deferred tax assets and deferred tax liabilities to the extent they relate to the same taxing authorities and there is a legally enforceable right to such offset.

The amount of deductible temporary differences and unused tax losses for which no deferred tax assets have been recognized at December 31, 2017 is $1,977.7 (December 31, 2016 — $1,863.8). We have not recognized deferred tax assets in respect of these items because, based on management’s estimates, it is not probable that future taxable profit will be available against which we can utilize the benefits. A portion of these tax losses expires between 2018 and 2037 and a portion can be carried forward indefinitely to offset taxable profits. The deductible temporary differences do not expire under current tax legislation.
The aggregate amount of temporary differences associated with investments in subsidiaries for which we have not recognized deferred tax liabilities is nil (December 31, 2016 — nil).
We have not recorded any deferred tax assets related to losses realized in the current or prior year for any of our subsidiaries. We recognize deferred tax assets based on our estimate of the future taxable profit we expect our subsidiaries to achieve based on our review of financial projections.
Certain countries in which we do business grant tax incentives to attract or retain our business. Our tax expense could increase significantly if certain tax incentives from which we benefit are retracted. A retraction could occur if we fail to satisfy the conditions on which these tax incentives are based, or if they are not renewed or replaced upon expiration. Our tax expense could also increase if tax rates applicable to us in such jurisdictions are otherwise increased, or due to changes in legislation or administrative practices. Changes in our outlook in any particular country could impact our ability to meet the required conditions.
Our tax incentives currently consist of tax holidays for the profits of our Thailand and Laos subsidiaries, as well as tax incentives for dividend withholding taxes for these subsidiaries. These tax incentives are subject to certain conditions with which we intend to comply, and expire between 2019 and 2027. We were granted tax incentives for our Malaysian subsidiaries from 2010 to 2014, however, we did not benefit from any Malaysian tax incentives thereafter. The aggregate tax benefit arising from all of our tax incentives was approximately $7.6 or $0.05 per diluted share for 2017, $7.3 or $0.05 per diluted share for 2016, and $11.6 or $0.07 per diluted share for 2015.
We have multiple income tax incentives in Thailand with varying exemption periods. These incentives initially allow for a 100% income tax exemption (including distribution taxes), which after eight years transition to a 50% income tax exemption for the next five years. Upon full expiry of each of the incentives, taxable profits associated with such expired tax incentives become fully taxable. As a result of our exit from the solar panel manufacturing business, we withdrew our tax incentive related to our solar panel manufacturing operations in Thailand during the second quarter of 2017. Two of our remaining three Thailand tax incentives expire between 2019 and 2020, while the third incentive will transition to the 50% exemption in 2022, and expire in 2027.
Our Malaysian income tax incentives expired as of the end of 2014. While negotiations for Malaysian incentives are ongoing, we currently expect to be granted new pioneer incentives for only limited portions of our Malaysian business. As a result, we recorded Malaysian income taxes at full statutory tax rates commencing in 2015. As we continue to negotiate tax incentives with Malaysian authorities, including the activities covered, exemption levels, incentive conditions or commitments, and the effective commencement date of the incentive, we are currently unable to quantify the benefits or applicable periods of any such incentives, and there can be no assurance that any such incentives will be granted.
See note 24 regarding income tax settlements and a Brazilian sales tax contingency.